Exhibit 99.2

Investor Presentation JP Morgan 2008 Healthcare Conference San Francisco, CA January 10, 2008 Stan Lapidus, Chairman & CEO Steve Lombardi, President & COO © 2008 Helicos BioSciences Corporation

Safe Harbor Certain statements made in this presentation that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation contains express or implied forward-looking statements relating to, among other things, management’s forecast of financial performance, estimates of expenses and future revenues and profitability, product development and marketing plans, and management’s plans, objectives and strategies. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond Helicos’ control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, our ability to successfully complete the manufacturing process and commercialize the HeliScope system; our ability to secure our first orders; our history of operating losses and ability to achieve profitability; our ability to establish manufacturing capabilities; the research and development spending levels of academic, clinical and governmental research institutions and pharmaceutical, biotechnology and agriculture companies who may purchase our HeliScope system; our reliance on third-party suppliers; competition; changing technology and customer requirements; our ability to operate in an emerging market; market acceptance of our technology; the length of our sales and implementation cycles; our dependence on large contracts for the sale and implementation of our HeliScope system; failure of our technology and products; our ability to maintain customer relationships and contracts; ethical, legal and social concerns surrounding the use of genetic information; our ability to retain our personnel and hire additional skilled personnel; our ability to manage our rapid growth; our ability to obtain capital when desired on favorable terms; and the volatility of the market price of our common stock. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Helicos undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by Helicos, see the disclosure contained in Helicos’ public filings with the Securities and Exchange Commission. PLEASE NOTE: The names HeliScope, tSMS, true Single Molecule Sequencing and Virtual Terminator and our logo are trademarks or service marks of Helicos BioSciences Corporation.

Investment Highlights Helicos – A Clear Path to the $1,000 Genome Revolutionary and Breakthrough Technology Proprietary tSMS technology directly sequences molecules of DNA and copies of RNA Transform the Market by Enabling New Science Potential to significantly expand the current $5 billion genetic analysis market Provide Critical Advantages vs. Next-Generation Sequencers High throughput, simplicity and greater sensitivity leads to exceptional price performance Compelling Business Model Instrument revenue combined with substantial, aftermarket consumables sales Experienced Leadership Team Industry leaders with track record of scientific and business success

3 Transforming Technology in Medicine tSMS has Parallels to Past Breakthroughs 19th Century 21st Century

3 Transforming Technology in Medicine tSMS has Parallels to Past Breakthroughs 19th Century 21st Century

3 Transforming Technology in Medicine tSMS has Parallels to Past Breakthroughs 19th Century 21st Century

True Single Molecule SequencingTM A Fundamental Breakthrough in Genetics

5 Our Powerful tSMS Science & Technology tSMS may enable genetic analysis on an unprecedented scale Revolutionary proprietary technology First technology to directly sequence single molecules of DNA and RNA Strong IP covering methods, composition of matter Recipient of a grant from the National Human Genome Research Institute Revolutionary Genome Sequencing Technologies—the $1,000 Genome United States Patent Patent No.: US 7,282,337 Harris Date of Patent: October 16, 2007 METHODS FOR INCREASING ACCURACY OF NUCLEIC ACID SEQUENCING Inventors: Harris; Timothy D. (Toms River, NJ) Assignee: Helicos BioSciences (Cambridge, MA) Abstract The invent ion provides methods for improving the accuracy of a sequencing-by-synthesis reaction by sequencing at least a portion of a template and at least a portion of template complementary sequence.

5 Our Powerful tSMS Science & Technology tSMS may enable genetic analysis on an unprecedented scale Revolutionary proprietary technology First technology to directly sequence single molecules of DNA and RNA Strong IP covering methods, composition of matter Recipient of a grant from the National Human Genome Research Institute Revolutionary Genome Sequencing Technologies—the $1,000 Genome United States Patent Patent No.: US 7,282,337 Harris Date of Patent: October 16, 2007 METHODS FOR INCREASING ACCURACY OF NUCLEIC ACID SEQUENCING Inventors: Harris; Timothy D. (Toms River, NJ) Assignee: Helicos BioSciences (Cambridge, MA) Abstract The invent ion provides methods for improving the accuracy of a sequencing-by-synthesis reaction by sequencing at least a portion of a template and at least a portion of template complementary sequence.

Significant Market Opportunity

Strategic Factors Driving a New Generation of Genetic Analysis Experiments

Strategic Factors Driving a New Generation of Genetic Analysis Experiments The factors are: Increase in the number of samples per experiment

Strategic Factors Driving a New Generation of Genetic Analysis Experiments The factors are: Increase in the number of samples per experiment Increase in amount of the genome known to be functionally active (ENCODE)

Strategic Factors Driving a New Generation of Genetic Analysis Experiments The factors are: Increase in the number of samples per experiment Increase in amount of the genome known to be functionally active (ENCODE) A need to study variation in Genome sequence Copy number variants Transcriptome sequence Transcript splice variants Transcript regulation Epigenetics

Transform the Market by Enabling New Science

Significant Market Potential

Helicos

Total Addressable Market in Translational Research

Based on Charter, Funding, Samples, Infrastructure

	Value Proposition	Number of Sites	Market Size [TAM]
Pharma & Biotech Companies	***Reduce attrition & accelerate development***	~50	~ $9.5B in assay & rgts* ~ $3.5B in tools/systems**
Academic Health Centers Private Research Institutes	***Provide the best applications***	~130	~ $14B in Funding† [60 grants in TRx - $576M]
Academic Genome Centers	***Offer the best technology***	~20	~ $2B in Funding ††
TOTAL		**~200**	**~$30B**

* 2006 Drug & Market Development, Inc. report

** 2004 MarketResearch.com report "*Life Science Tools & Technologies for Bio-Pharma R&D*"

† NIH Website "*2005 NIH Extramural Grant Awards*"
Helicos estimates from various int'l funding sources

†† Helicos estimates from various genome center releases

The Experts On $1,000 Genome Performance Enabling the New Set of Experiments Francis S. Collins (National Human Genome Research Institute) “What wouldn’t we do?..... we’d probably take most of our current annual spending on DNA sequencing, about $120 million, and devote it to sequencing 100,000 human samples for $100 million.”Leonid Kruglyak (Princeton University) “A scalable technology that can deliver a $1,000 human genome will revolutionize expression profiling.” Emma Whitelaw (Queensland Institute of Medical Research) “With a $1,000 genome, I would carry out a comprehensive analysis of the methylation state across the genome.” Yoshihide Hayashizaki (RIKEN Institute) ..... “it is possible to obtain expression information for each promoter that cannot be achieved by current hybridization-based methods. .....[this information] is essential for analyzing molecular networks from gene to phenotype”. Nature.com – Question of the Year – What would you do if it became possible to sequence the equivalent of a full human genome for only $1,000?

The $1,000 Genome and Personalized Medicine “NHGRI’s vision is to...... cut the cost of whole-genome sequencing to $1,000 or less, which would enable the sequencing of individual genomes as part of medical care. The ability to sequence each person’s genome cost-effectively could give rise to more individualized strategies for diagnosing, treating, and preventing disease.” Francis Collins, NHGRI Director, in defense of his FY2006 Budget Request

The HeliScopeTM System An Innovative and Differentiated Solution

World’s First Single Molecule Genetic Analyzer The HeliScopeTM Product Strategy Build an instrument with the ‘performance headroom’ for the $1,000 genome Imaging capacity @ 1 Gbase per hour Customers access ‘headroom’ through improvements in tSMS chemistry Initial tSMS performance @ 25MB & 90MB/hr

tSMS is performed on the HeliScope in a flow cell

tSMS is performed on the HeliScope in a flow cell 25 Channels per Flow

tSMS is performed on the HeliScope in a flow cell 25 Channels per Flow Cell ~56M unique DNA strands per channel at a density of 1 strand per µm2 Imaging of the tSMS chemistry is performed within a channel through a “step and repeat” sub-imaging routine Flow Cell Channel

Demonstrating HeliScope ‘performance headroom’ Paving the way to the $1,000 genome 26 8 4 Signal to Noise Ratio 1000 900 800 700 600 500 400 300 200 100 0 -100 -200 -300 -400 -500 -600 -700 -800 -900 -1000 xxx 1400 1300 1200 1100 1000 900 800 700 600 500 400 300 200 100 0 -100 -200 -300 -400 -500 -600 -700 -800 -900 -1000 -1100 -1200 -1300 -1400

Demonstrating HeliScope ‘performance headroom’ Paving the way to the $1,000 genome

Demonstrating HeliScope ‘performance headroom’ Paving the way to the $1,000 genome

Demonstrating HeliScope ‘performance headroom’ Paving the way to the $1,000 genome HeliScope Imaging Performance ~3.1e4 strands per image 85 millisecond image time 1794 images per channel 25 channels per flow cell 2 flow cells per run @ 2.8B strands @ 2.1 hours per cycle @ 1.3B bases per hour

Demonstrating 1st generation tSMS performance Paving the way to the $1,000 genome Length of Read 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 10 5 20 25 30 35 40 45

Demonstrating 1st generation tSMS performance Paving the way to the $1,000 genome

0 0.5 1 1.5 2 2.5 3 24 26 28 30 32 34 36 38 40 42 44 Length [Two Pass Aligned] Total Error (%) Demonstrating 1st generation tSMS performance Paving the way to the $1,000 genome Accuracy

Usable strands – LOR and accuracy Demonstrating 1st generation tSMS performance Paving the way to the $1,000 genome - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 Usable Strands 1 Flow Cell One 25 1 Flow Cell Two 25

tSMS assay performance drives new science High-throughput chemogenomics using tSMS 89 gene signature 2 compounds 1. DMSO 2. Tretinoin DMSO Tretinoin 89 genes 2787 samples

tSMS assay performance drives new science High-throughput chemogenomics using tSMS 89 gene signature 2 compounds 1. DMSO 2. Tretinoin DMSO Tretinoin 89 genes 2787 samples Upon statistical analysis..... 3 primary clusters classified -- 2 major clusters correspond to the two treatments (1327 DMSO + 1373 Tret) -- 97% accuracy + 96.5% call rates -- 3rd cluster corresponds to the outliers Within each primary cluster, -- secondary clusters corresponded to RNA sources The experimental parameters were classified as tertiary clusters -- instrument-to-instrument variability -- tSMS effect

Candidate Oncology Genes P53 PTEN APC VHL 29 Exons: Ave length = 550 bp Total Base Pairs: 17,061 Per base error rate: 1.4% Average 50X Coverage From germ-line DNA sample 121407 Onco29 M+R, total Error Rate 1.39% tSMS assay performance drives new science High-throughput medical resequencing using tSMS

Candidate Oncology Genes P53 PTEN APC VHL 29 Exons: Ave length = 550 bp Total Base Pairs: 17,061 Per base error rate: 1.4% Average 50X Coverage From germ-line DNA sample 121407 Onco29 M+R, total Error Rate 1.39% tSMS assay performance drives new science High-throughput medical resequencing using tSMS 0 20 40 60 80 100 120 140 160 0 800 1600 2400 3200 4000 4800 5600 6400 7200 8000 8800 9600 10400 11200 12000 12800 13600 14400 15200 Base Pair – 17,061 Total Coverage Coverage (# of times base was sequenced)

Candidate Oncology Genes P53 PTEN APC VHL 29 Exons: Ave length = 550 bp Total Base Pairs: 17,061 Per base error rate: 1.4% Average 50X Coverage From germ-line DNA sample 121407 Onco29 M+R, total Error Rate 1.39% tSMS assay performance drives new science High-throughput medical resequencing using tSMS + Strand - Strand 0 1000 2000 3000 4000 5000 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 Coverage Coverage (# of sequences from each exon) exon

Candidate Oncology Genes P53 PTEN APC VHL 29 Exons: Ave length = 550 bp Total Base Pairs: 17,061 Per base error rate: 1.4% Average 50X Coverage From germ-line DNA sample 121407 Onco29 M+R, total Error Rate 1.39% tSMS assay performance drives new science High-throughput medical resequencing using tSMS + Strand - Strand 0 1000 2000 3000 4000 5000 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 Coverage Coverage (# of sequences from each exon) exon

Candidate Oncology Genes P53 PTEN APC VHL 29 Exons: Ave length = 550 bp Total Base Pairs: 17,061 Per base error rate: 1.4% Average 50X Coverage From germ-line DNA sample 121407 Onco29 M+R, total Error Rate 1.39% tSMS assay performance drives new science High-throughput medical resequencing using tSMS + Strand - Strand 0 1000 2000 3000 4000 5000 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 Coverage Coverage (# of sequences from each exon) exon

Candidate Oncology Genes P53 PTEN APC VHL 29 Exons: Ave length = 550 bp Total Base Pairs: 17,061 Per base error rate: 1.4% Average 50X Coverage From germ-line DNA sample 121407 Onco29 M+R, total Error Rate 1.39% tSMS assay performance drives new science High-throughput medical resequencing using tSMS TCCCAGAATGCCAGAGGCTGCTCCCCCCGTGGCCCCTGCACCAGCAGCTCCT TCCCAGAATGCCAGAGGCTGCTCCCCGCGTGGCCCCTGCACCAGCAGCTCCT CCAGAATGCCAGAGGCTGCTCCCCCCGTGGCCCCTG CCAGAATGCCAGAGGCTGCTGCCCGCGTGGCCCCTG CCAGAATGCCAGAGGCTGCTCCCCGCGTGGCCCCTG CCAGAATGCCAGAGGCTGCTCCCCCCGTG CCAGAATGCCAGAGGCTGCTCCCCCCGTG CCAGAATGCCAGAGGCTGCTCCCCC-GTG P53 SNP Id: rs1042522 Reference Sequence HAP MAP Sample Reference Read One Read Two Reference Read One Read Two Sensitivity (Identification of known alleles)

System Configuration

A real production-level genetic analyzer

Helicos


Flow
Cell

Flow Cell (X 2)
- 2.8B strands
- 50 channels
  (50 samples)
  56M strands



HeliScope Sequencer (>1GB/hr)
- Laser Illumination
- CCD Camera
- Microfluidics
- High-speed stage
- Instrument-control computer
- System UPS

60 tbytes →



HeliScope Analysis Engine
- Multi-blade tower
- 28 terabytes data storage
- Near real-time data processing
- No MB/hr penalty to acquire 'alignable data'
- Scalable to $1,000 genome performance

The Helicos solution Production-level genetic analysis workflows Sample Preparation Sequencing Image Analysis Genetic Analysis Workflow Throughput State-of-the-art Sanger Sequencing Workflow

The Helicos solution Production-level genetic analysis workflows Sample Preparation Sequencing Image Analysis Genetic Analysis Workflow Throughput State-of-the-art Sanger Sequencing Workflow

The Helicos solution Production-level genetic analysis workflows Sample Preparation Sequencing Image Analysis Genetic Analysis Workflow Throughput State-of-the-art Sanger Sequencing Workflow

The Helicos solution Production-level genetic analysis workflows Sample Preparation Sequencing Image Analysis Genetic Analysis Workflow Throughput Next-Generation Sequencers

The Helicos solution Production-level genetic analysis workflows Sample Preparation Sequencing Image Analysis Genetic Analysis Workflow Throughput Next-Generation Sequencers

0 The Helicos solution Production-level genetic analysis workflows Sample Preparation Sequencing Image Analysis Genetic Analysis Workflow Throughput Next-Generation Sequencers The Helicos Solution Amplification-Free tSMS Real-Time Processing State-of-the-art Sanger Sequencing Workflow

Commercial Status Prospects and Collaborators • Our sales team is getting a great response from our target market of early adopters Genome Centers Academic Health Centers Pharma Companies • New collaboration that enables new science with tSMS A microRNA collaboration with Victor Ambros — quantitation of known miRNA’s and discovery of new miRNA’s — joint submission of data to the 2008 Marco Island meeting

• We are on track to ship our first production unit We have 9 HeliScopes on the manufacturing floor in various stages of assembly and test Commercial Status System Development Status

• We are on track to ship our first production unit We have 9 HeliScopes on the manufacturing floor in various stages of assembly and test Commercial Status System Development Status

• We are on track to ship our first production unit We have 9 HeliScopes on the manufacturing floor in various stages of assembly and test Commercial Status System Development Status Our first 2 HeliScopes are in their final stage of production readiness testing, which we call verification and validation (V&V)

• We are on track to ship our first production unit We have 9 HeliScopes on the manufacturing floor in various stages of assembly and test Commercial Status System Development Status Our 1st generation tSMS reagents and flow cells have been manufactured and are being tested

• We are on track to ship our first production unit We have 9 HeliScopes on the manufacturing floor in various stages of assembly and test Commercial Status System Development Status Our 1st generation tSMS reagents and flow cells have been manufactured and are being tested

Compelling Business Model Attractive Financial Characteristics

The HeliScope System Attractive Economic Profile HeliScope Instrument Instrument Sales = Expanding Base of Recurring Revenue Significant upfront instrument sales Rapid growth in reagent/disposables Increased utilization Expanding installed base High gross profit margins Proprietary Reagents/ Disposables + Flow Cell tSMS Reagents

The HeliScope System Attractive Economic Profile HeliScope Instrument Instrument Sales = Expanding Base of Recurring Revenue Significant upfront instrument sales Rapid growth in reagent/disposables Increased utilization Expanding installed base High gross profit margins Proprietary Reagents/ Disposables + Flow Cell tSMS Reagents

The HeliScope System Attractive Economic Profile HeliScope Instrument Instrument Sales = Expanding Base of Recurring Revenue Significant upfront instrument sales Rapid growth in reagent/disposables Increased utilization Expanding installed base High gross profit margins Proprietary Reagents/ Disposables + Flow Cell tSMS Reagents

109 to 1010 107 to 108 105 to 108 102 Theoretical Imaging Maximum Yes No No N/A Real Time Image Processing No Yes Yes N/A Representational Bias due to Amplification X Throughput (MB / Hour) X X capillary Sanger (ABI) X X Single Molecule Sequencing X X Simplicity of Sample Prep Workflow single strand cluster bead Data Unit bridge-PCR (illumina) emulsion-PCR (ABI SOLiD) Competitive Advantage Capturing Momentum at Introduction A unique blend of price performance and simple workflows delivers production-level value

Competitive Advantage Capturing Momentum at Introduction At 25MB per hour, the HeliScope will generate ~7.5 Gbases per run in ~14 days for $18,000 For whole human genome sequencing at 10X coverage (30Gb) Requires 4 runs – 8 weeks and $72,000 The sample prep time is ~1 day and is de minimis in cost For candidate region sequencing Run up to 50 samples (50 channels) at 150MB of sequence for $360/sample 25 full length genes (60Kb) at 100X coverage 100 full length genes (60Kb) at 25X coverage 6,000 exons (250b) at 100X coverage 24,000 exons (250b) at 25X coverage

Competitive Advantage Capturing Momentum at Introduction At 25MB per hour, the HeliScope will generate ~7.5 Gbases per run in ~14 days for $18,000 For whole human genome sequencing at 10X coverage (30Gb) Requires 4 runs – 8 weeks and $72,000 The sample prep time is ~1 day and is de minimis in cost For candidate region sequencing Run up to 50 samples (50 channels) at 150MB of sequence for $360/sample 25 full length genes (60Kb) at 100X coverage 100 full length genes (60Kb) at 25X coverage 6,000 exons (250b) at 100X coverage 24,000 exons (250b) at 25X coverage

Competitive Advantage Capturing Momentum at Introduction At 25MB per hour, the HeliScope will generate ~7.5 Gbases per run in ~14 days for $18,000 For whole human genome sequencing at 10X coverage (30Gb) Requires 4 runs – 8 weeks and $72,000 The sample prep time is ~1 day and is de minimis in cost For candidate region sequencing Run up to 50 samples (50 channels) at 150MB of sequence for $360/sample 25 full length genes (60Kb) at 100X coverage 100 full length genes (60Kb) at 25X coverage 6,000 exons (250b) at 100X coverage 24,000 exons (250b) at 25X coverage

Competitive Advantage Capturing Momentum at Introduction At 25MB per hour, the HeliScope will generate ~7.5 Gbases per run in ~14 days for $18,000 For whole human genome sequencing at 10X coverage (30Gb) Requires 4 runs – 8 weeks and $72,000 The sample prep time is ~1 day and is de minimis in cost For candidate region sequencing Run up to 50 samples (50 channels) at 150MB of sequence for $360/sample 25 full length genes (60Kb) at 100X coverage 100 full length genes (60Kb) at 25X coverage 6,000 exons (250b) at 100X coverage 24,000 exons (250b) at 25X coverage

Experienced Leadership Team Industry Pioneers with Strong Track Record

Management Team Experienced Executives with Proven Track Record 13 Vice President and Chief Corporate Counsel for Affymetrix for 7 years Mark Solakian VP and General Counsel 18 Executive Director at Pfizer Global R&D; industry leader in pharmacogenomics Patrice Milos, PhD VP & CSO 27 Extensive experience as a manufacturing executive, most recently at JNJ (Closure Med) Bill Cotter VP, Operations 18 Led Affymetrix systems business for 6 years Chip Leveille VP, Sales & Marketing 27 Led development of Applied Biosystems genetic analysis systems for 23 years Bill Efcavitch, PhD SVP, Product R&D 20 10 years CFO experience, most recently Arqule Louise Mawhinney, CPA SVP & CFO 29 12 years executive experience; led Applied Biosystems sequencing business for 10 years Steve Lombardi President & COO 21 Founded two public diagnostic companies (Cytyc, Exact Sciences) Stan Lapidus Chairman & CEO Years in Industry Industry Experience Name Title

Board of Directors
Seasoned Industry Leaders

Helicos

Stan Lapidus
Chairman & CEO

Noubar Afeyan, PhD Flagship Ventures *Lead Independent Director*	Founder & CEO of PerSeptive Biosystems Initiated Celera Genomics while CBO at ABI	**Steven St. Peter, MD** MPM Capital	Apax Partners The Carlyle Group
Peter Barrett, PhD Atlas Venture	Co-founder, EVP & CBO of Celera Genomics	**Theo Melas-Kyriazi** Levitronix (CFO)	Former CFO, Thermo Electron
Robert Higgins Highland Capital	Co-founder of Highland Capital Partners	**Claire Fraser, PhD** University of Maryland	Co-founder and former president, The Institute for Genomic Research
Brian Atwood Versant Ventures	Founder and CEO of Glycomed; Co-founder of Perkin Elmer/Cetus JV	**Ronald Lowy**	Former President & CEO Fisher Biosciences

Scientific Advisory Board Unrivaled Expertise John Quackenbush, PhD DFCI & Harvard SPH Milan Mrksich, PhD University of Chicago Victor Velculescu, MD, PhD Johns Hopkins University Floyd Romesberg, PhD Scripps Institute Jeff Trent, PhD TGEN Donald Crothers, PhD Yale University Gene Myers, PhD Howard Hughes Medical Institute David Liu, PhD Harvard University George Church, PhD Harvard Medical School Steven Chu, PhD Berkeley National Laboratory Leroy Hood, PhD Institute for Systems Biology Steve Quake, PhD, Chair Stanford University

44 Financial Review

45 Financial Results 10,176 3,615 General and Administrative $ (26,386) $ (9,964) Net Loss 1,250 663 Interest Income (net) 28,101 10,857 Total Operating Expenses $ 17,925 $ 7,242 Research and Development $ 465 $ 230 $ 230 Grant Revenue Year to Date Quarter ($000s) as of September 30, 2007 Guidance for 2007*: cash burn approx. $40 million; Cash at 12/31/07 approx. $40 million *NOT UPDATED since 11/1/07

46 Balance Sheet Data $ 54,858 $ 54,858 Cash $ 52,842 $ 52,842 Stockholder’s Equity $ 59,074 Total Assets as of September 30, 2007 (in $,000’s) *Does NOT include the $20M debt facility with GE Capital on 12/31/07 *

47 Investment Highlights Helicos – A Clear Path to the $1,000 Genome Revolutionary and Breakthrough Technology Transform the Market by Enabling New Science Provide Critical Advantages vs. Next-Generation Sequencers Compelling Business Model Experienced Leadership Team

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